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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2001



                       AMERICA ONLINE LATIN AMERICA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   DELAWARE                          000-31181                   65-0963212
   ---------                         ---------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


      6600 N. ANDREWS AVENUE, SUITE 500, FORT LAUDERDALE, FLORIDA   10013
      --------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)


         Registrant's telephone number, including area code: (954) 689-3000
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ITEM 5. OTHER EVENTS.

Twenty-two months after the launch of its initial service in Brazil, AOL Latin America has achieved significant milestones including:

- Established services in the region's three largest Internet markets -- Brazil, Mexico and Argentina -- as well as serving AOL members in Puerto Rico and launching a regional Web portal.

- Expanded local, dial-up service to more than 240 cities in the region.

- Achieved superior customer acceptance of its online service, ranking significantly ahead of our competitors in online usage.

- Ranked either first or second in brand awareness in Brazil, Mexico and Argentina.

- Ranked as the leading "intent to purchase" Internet service provider by consumers who intend to become Internet users in the next twelve months in Brazil, Mexico, and Argentina.

- Joined into several major strategic marketing partnerships with leading local and international companies.

- Secured major advertising agreements with world-class advertisers.

- Partnered with America Online, Inc. to launch Keyword: Latino content area on the U.S. service.

These achievements have fueled AOL Latin America's rapid expansion and provided the platform for the company's recent announcement that its base of customers now exceeds one million members, including members that are in the company's initial free trial period.

As a result of this rapid growth, AOL Latin America has become a major regional player and can now take advantage of scale synergies. Therefore, in order to increase its operational efficiencies, the company will be reducing its workforce by approximately 7.6%, or a total of 133 employees. The largest reduction is in Argentina, which also reflects current economic conditions.

The company will continue to look for opportunities to strengthen its competitive position in each of its core markets, with a particular focus on Brazil and Mexico, where we currently see the greatest opportunities for growth.

AOL Latin America remains fully committed to the continued, rapid expansion of its membership base and to providing members with the highest quality online experience, as the company drives towards its goal of becoming the leading interactive services provider in Latin America.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AMERICA ONLINE LATIN AMERICA, INC.
                                           ----------------------------------
                                           (Registrant)



Date: September 25, 2001                   /s/ Charles M. Herington
                                           -------------------------------------
                                           Charles M. Herington
                                           President and Chief Executive Officer


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